Exhibit 10.17

AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

This Amendment No. 1 to 364-Day Credit Agreement (this “Amendment Agreement”) is dated as of June 3, 2013 by and among Baxter International Inc., a Delaware corporation (the “Borrower”), the other financial institutions signatory hereto, and JPMorgan Chase Bank, N.A., as administrative agent on behalf of the Banks (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the financial institutions that are parties thereto as “Banks”, and the Administrative Agent entered into that certain 364-Day Credit Agreement dated as of January 25, 2013 (the “Credit Agreement”); and

WHEREAS, the Banks and the Administrative Agent have agreed to amend the Credit Agreement to effect a certain change thereto requested by the Borrower as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement, as amended hereby.

2. Amendment to Credit Agreement. The definition of “Commitment Termination Date” set forth in Section 1.01 of the Credit Agreement is hereby amended in its entirety, as follows:

“Commitment Termination Date” means August 31, 2013.

3. Effectiveness. This Amendment Agreement shall become effective (the “Amendment Effective Date”):

(i) upon the execution of this Amendment Agreement by the Borrower, the Administrative Agent and the Banks party to the Credit Agreement; and

(ii) upon delivery by the Borrower to the Administrative Agent of evidence reasonably satisfactory to the Administrative Agent that the Long Stop Date (as defined in the Share Purchase Agreement) shall have been defined as August 31, 2013.

4. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The execution, delivery and performance of this Amendment Agreement (i) are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action and (ii) do not contravene (i) the Borrower’s charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Borrower.

(b) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment Agreement.

(c) This Amendment Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) The representations and warranties of the Borrower contained in the Credit Agreement are true and correct in all material respects at and as of the Amendment Effective Date (except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date).

(e) Both before and after giving effect to this Amendment Agreement, no Event of Default or Unmatured Event of Default will exist or will be continuing.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness of this Amendment Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import and each reference to the Credit Agreement in each Note shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically set forth above, all of the terms, conditions and covenants of the Credit Agreement shall remain unaltered and in full force and effect and shall be binding upon the Borrower in all respects and are hereby ratified and confirmed.

(c) Except as specifically set forth above, the execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of (i) any right, power or remedy of any Bank or the Administrative Agent under the Credit Agreement or any of the Notes, or (ii) any Event of Default or Unmatured Event of Default under the Credit Agreement.

6. CHOICE OF LAW. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF NEW YORK.

7. Expenses. The Borrower hereby affirms its obligation under Section 9.04 of the Credit Agreement to reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment Agreement, including but not limited to the reasonable and documented fees and out-of-pocket expenses of one firm of attorneys retained as counsel for the Administrative Agent with respect thereto.

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8. Execution in Counterparts. This Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

9. Headings. Section headings in this Amendment Agreement are included herein for convenience of reference only and shall not constitute a part of this Amendment Agreement for any other purposes.

[signature pages follow]

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IN WITNESS WHEREOF, the Borrower, the Administrative Agent and the Banks have executed this Amendment Agreement as of the date first above written.

BAXTER INTERNATIONAL INC.

By:	/s/ James K. Saccaro
Name:	James K. Saccaro
Title:	Corporate Vice President and Treasurer

Signature Page to

Amendment No. 1 to 364-Day Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Bank

By:	/s/ Anthony K. Eastman
By:	Anthony K. Eastman
Title:	Vice President

Signature Page to

Amendment No. 1 to 364-Day Credit Agreement

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Zubin Shroff
By:	Zubin Shroff
Title:	Director

Signature Page to

Amendment No. 1 to 364-Day Credit Agreement

CITIBANK, N.A., as a Bank

By:	/s/ Zafar Khan
By:	Zafar Khan
Title:	Vice President

Signature Page to

Amendment No. 1 to 364-Day Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Bank

By:	/s/ Kevin Buddhdew
By:	Kevin Buddhdew
Title:	Authorized Signatory

By:	/s/ Tyler R. Smith
By:	Tyler R. Smith
Title:	Authorized Signatory

Signature Page to

Amendment No. 1 to 364-Day Credit Agreement

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH, as a Bank

By:	/s/ Ming Chu
By:	Ming Chu
Title:	Vice President

By:	/s/ Virginia Cosenza
By:	Virginia Cosenza
Title:	Vice President

Signature Page to

Amendment No. 1 to 364-Day Credit Agreement

UBS AG Stamford Branch, as a Bank

By:	/s/ Lana L. Gifas
By:	Lana L. Gifas
Title:	Director

By:	/s/ Kenneth Chin
By:	Kenneth Chin
Title:	Director

Signature Page to

Amendment No. 1 to 364-Day Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC, as a Bank

By:	/s/ William McGinty
By:	William McGinty
Title:	Director

Signature Page to

Amendment No. 1 to 364-Day Credit Agreement

BANK OF TOKYO - MITSUBISHI UFJ, LTD., as a Bank

By:	/s/ Jamie Sussman
By:	Jamie Sussman
Title:	VP

Signature Page to

Amendment No. 1 to 364-Day Credit Agreement

BARCLAYS BANK PLC, as a Bank

By:	/s/ Christopher R. Lee
By:	Christopher R. Lee
Title:	Assistant Vice President

Signature Page to

Amendment No. 1 to 364-Day Credit Agreement

HSBC BANK USA, N.A., as a Bank

By:	/s/ Andrew Bicker
By:	Andrew Bicker
Title:	Senior Vice President

Signature Page to

Amendment No. 1 to 364-Day Credit Agreement

MIZUHO CORPORATE BANK, LTD., as a Bank

By:	/s/ Bertram Tang
By:	Bertram Tang
Title:	Authorized Signatory

Signature Page to

Amendment No. 1 to 364-Day Credit Agreement